FINANCIAL INSTRUMENTS	12 Months Ended
Dec. 31, 2025
Investments, All Other Investments [Abstract]
FINANCIAL INSTRUMENTS
NOTE 17     -
FINANCIAL INSTRUMENTS

A.	Hedging Activities

The Company enters into forward contracts, and currency options to hedge its balance sheet exposure as well as certain future cash flows in connection with certain operating expenses (mainly payroll and related expenses) and forecast transactions which are expected to be denominated mainly in NIS. The Company is exposed to losses in the event of non-performance by counterparties to financial instruments; however, as the counterparties are major Israeli banks, credit risk is considered immaterial. The Company does not hold or issue derivatives for trading purposes. The notional amounts of the hedging instruments as of December 31, 2025 and December 31, 2024 were $46,803 and $48,321 respectively. The terms of all of these currency derivatives are less than one year.

B.	Derivative Instruments

The fair value of derivative contracts as of December 31, 2025 and December 31, 2024 was as follows:

	Derivative Assets Reported in Other Current Assets		Derivative Liabilities Reported in Other Current Liabilities
	December 31,		December 31,
	2 0 2 5	2 0 2 4	2 0 2 5	2 0 2 4
Derivatives designated as hedging instruments in cash flow hedge	1,486	617	-	-

The impact of derivative instruments on operating income in the year ended December 31, 2025, 2024 and 2023 was:

	Year ended December 31,
	2 0 2 5	2 0 2 4	2 0 2 3

Cost of revenues:
Products	(483)	(29)	268
Services	(181)	(10)	94
Total cost of revenues	(664)	(39)	362
Operating expenses:
Research and development, net	(1,178)	(66)	599
Sales and marketing	(362)	(19)	158
General and administrative	(816)	(49)	457
Total operating expenses	(2,356)	(134)	1,214
Loss (gain) on derivative instruments	(3,020)	(173)	1,576